CERTIFICATE OF DOMESTICATION

The undersigned, Matthew P. Dwyer , President ,
                 -----------------  ----------
                  (Name)            (Title)

of Beryllium International, Corporation , a foreign Corporation,
   -------------------------------------
	(Corporation Name)
in accordance with F.S., 607.1801 does hereby certify:

1.      The date on which corporation was first formed was, February 17, 1972.
2.     	The jurisdiction where the above named corporations was first formed, incorporated, or otherwise came into being was Salt Lake City, Utah .
3.	     The name of the corporation immediately prior to the filing of this
        Certificate of Domestication was Beryllium International Corporation.
4.	     The name of the corporation, as set forth in its articles of incorporation, to be filed pursuant to s. 607.0202 and 607.0401 with this certificate is Wallstreet-Review, Inc.
5.	     The jurisdiction that constituted the seat, siege, social principal place of business or central administration of the corporation, or any other equivalent thereto under applicable law immediately prior to the filing of the Certificate of Domestication was Salt Lake City, Utah .
6.	     Attached are Florida articles of incorporation to complete the domestication requirements pursuant to s. 607.1801.


l am President ,of Beryllium International Corporation, and am authorized to sign this certificate of Domestication on behalf of the corporation and have done so this the 6th day of 2000 ,


                                        /s/Matthew P. Dwyer
                                        ---------------------
                                        (Authorized Signature)




Filing Fee:
Certificate of Domestication	$50.00
Articles of Incorporation and Certified Copy  $ 8.75
Total to domesticate and file	$128.75
INHS53 (3/00)



         Exhibit 99.9 - Pg. 1


                           ARTICLES OF INCORPORATION
                                     OF
                            WALLSTREET-REVIEW, INC.

                               ARTICLE I - NAME
                               ----------------

The name of this Corporation is WALLSTREET-REVIEW, INC.

                             ARTICLE II - DURATION
                             ---------------------

This Corporation shall have perpetual existence.

                             ARTICLE III - PURPOSE
                             ---------------------

The Corporation may engage in any activity or business permitted under the laws of the United States and the State of Florida.

                           ARTICLE IV - CAPITAL STOCK
                           --------------------------

This Corporation is Authorized to issue FIFTY Million (50,000,000) shares of no par value common stock, which shall be designated "Common Shares"
This Corporation is Authorized to issue Five Million (5,000,000) shares of no par value preferred stock, which shall be designated "Preferred Shares"

             ARTICLE V - INTIAL PRINCIPLE OFFICE AND REGISTERED AGENT
             --------------------------------------------------------

The name and address of the initial principle office and registered agent of this Corporation is Matthew P. Dwyer 4701 N. Federal Hwy. Suite 370, B-9, Lighthouse Point, FL 33064

                     ARTICLE VI - INITIAL BOARD OF DIRECTORS
                     ---------------------------------------

This Corporation shall have five (5) Directors initially. The number of Directors may be increased or diminished from time to time by the by-laws, but shall never be less than one (3). The name and address of the initial Director of this corporation is:

     Name                                         Address
     ----                                         -------
Matthew P. Dwyer                        4701 N. Federal Hwy. Suite 370, B-9
                                        Lighthouse Point, FL 33064

Richard E. Houraney                     4701 N. Federal Hwy. Suite 370, B-9
                                        Lighthouse Point, FL 33064

Peter Nardangeli                        4319 Valanna Dr.


          Exhibit 99.9 - Pg. 2

                                        Burlington, Ontario CA, LPL I R4

R. Dennis Ickes                         4257 S. Panorama Dr.
                                        Salt Lake City, UT 84124

Gerald Park                             8790 Blue Jay Lane
                                        Salt Lake City, UT 84121




                            ARTICLE VII - BY LAWS
                            ---------------------

The By-Laws of this Corporation may be adopted, altered, amended or replaced by either a majority of the shareholders or Directors.

                         ARTICLE VIII- INDEMNIFICATION
                         -----------------------------

The Corporation shall indemnify any Officer or Director, or any former Officer or Director, to the full extent permitted by law.

                          ARTICLE XI - INCORPORATOR
                          -------------------------

The name and address of the person signing these Articles is Matthew P. Dwyer 4701 N. Federal Hwy. Suite 370, B-9 Lighthouse Point, FL 33064

                            ARTICLE X - AMENDMENT
                            ---------------------

This Corporation reserves the right to amend or repeal any provision contained in these Articles of Incorporation, in accordance with the provisions of the Florida General Corporation Act.
IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation, this 6th day of November, 2000


                                             /s/ Matthew P. Dwyer
                                             --------------------
                                             Matthew P. Dwyer
                                             Incorporator



ACCEPTANCE BY REGISTERED AGENT HAVING BEEN NAMED TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION, AT THE PLACE DESIGNATED IN ARTICLE V OF THESE ARTILCES OF INCORPORATION, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY, 1 FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUES RELATIVE TO THE PROPER AND COMPLETE DISCHARGE OF ITS DUTIES.


DATED THIS 6th DAY OF NOVEMBER, 2000

                                             /s/ Matthew P. Dwyer
                                             --------------------
                                             Matthew P. Dwyer
                                             Register Agent



          Exhibit 99.9 - Pg. 3


STATE OF FLORIDA)


COUNTY OF BROWARD)

Before me, a Notary Public authorized in the State and County set forth above, personally appeared Matthew P. Dwyer, known to me and known by me to be the person. Who, as Incorporator, executed the foregoing Article of Incorporation of Wallstreet-Review, Inc., and he acknowledged before me that he executed those Articles of Incorporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal, in the State and County aforesaid, this 6th day of November, 2000 notary public Crystal Ann Fowler
My Commission CC864546                            /s/ Crystal Ann Fowler
state of Florida Expires August 19, 2003          ----------------------
                                                  NOTARY PUBLIC



          Exhibit 99.9 - Pg. 4